                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 29, 2007
                                                         ----------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-51584                 04-3510455
      --------                        --------                ----------
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)           Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------             -----
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
             ---------------------------------------------

      On January 29, 2007, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank (the "Bank"), announced: (1) its financial results for the quarter and year ended December 31, 2006; (2) the declaration of a quarterly dividend of $0.14 per share; and (3) its annual meeting of stockholders will be held on May 3, 2007. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information: Not applicable

        (c)  Shell Company Transactions: Not applicable

        (d)  Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated January 29, 2007

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BERKSHIRE HILLS BANCORP, INC.


Dated: January 30, 2007              By: /s/ John S. Millet
                                         ---------------------------------------
                                         John S. Millet
                                         SENIOR VICE-PRESIDENT AND INTERIM CHIEF
                                         FINANCIAL OFFICER




                                        3